EX-99.B(n)

WELLS FARGO FUNDS TRUST

RULE 18f-3 MULTI-CLASS PLAN

I. Introduction.

Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), this Rule 18f-3 Multi-Class Plan (the “Plan”) sets forth the method for allocating fees and expenses among each class of shares in the separate investment portfolios (the “Funds”) of Wells Fargo Funds Trust (the “Trust”). In addition, the Plan sets forth the maximum initial sales charges, contingent deferred sales charges (“CDSCs”), Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to each class of shares of the Funds.

The Trust is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933. The Trust hereby elects to offer multiple classes of shares of the Funds pursuant to the provisions of Rule 18f-3 and the Plan. Appendix A, as it may be amended from time to time, lists the Funds that have approved the Plan and the classes of each such Fund. Each such Fund that has authorized the issuance of multiple classes of shares is referred to as a “Multi-Class Fund” hereunder.

II. Allocation of Expenses.

A. Mandatory Class Expenses. Pursuant to Rule 18f-3, the Trust allocates to each class of shares of a Multi-Class Fund: (i) any fees and expenses incurred by the Fund in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b-1; and (ii) any fees and expenses incurred by the Fund under a shareholder servicing plan in connection with the provision of shareholder administrative or liaison services to the holders of such class of shares.

B. Board-Approved Class Expenses. The Trust’s Board of Trustees has approved the allocation of class-level administration fees incurred by a particular class of shares for administration services provided by the Multi-Class Funds’ administrator at the class level. Appendix B, as it may be amended from time to time, lists the class-level administration fees payable by each class of the Multi-Class Funds.

C. Discretionary Class Expenses. In addition, pursuant to Rule 18f-3, the Trust may allocate the following fees and expenses to a particular class of shares of a Multi-Class Fund:

(i)	transfer agent fees that are attributable to such class of shares;

(ii)	printing and postage expenses related to preparing and distributing materials such as shareholder reports, notices, prospectuses, reports, and proxies to current shareholders of that class or to regulatory agencies with respect to such class of shares;

(iii)	blue sky notification or other filing fees incurred with respect to such class of shares;

(iv)	Securities and Exchange Commission registration fees incurred with respect to such class of shares;

(v)	the expense of administrative personnel and services (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

(vi)	litigation or other legal expenses incurred with respect to such class of shares;

(vii)	fees of the Trust’s Trustees incurred with respect to matters affecting such class of shares;

(viii)	independent accountants’ fees incurred with respect to such class of shares; and

(ix)	any other fees and expenses, not including advisory or custodial fees or other expenses related to the management of the Fund’s assets, incurred with respect to such class of shares.

For all purposes under this Plan, fees and expenses incurred “with respect to” a class of shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class. Any decision to treat expenses referenced in this Subsection C as class expenses and any subsequent changes to such decision will be reviewed and approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.

C. Relative Net Asset Value Allocation. Income, realized and unrealized capital gains and losses, and any expenses of a Multi-Class Fund not allocable to a particular class of the Fund pursuant to this Plan shall be allocated to each class of the Fund based upon the relative net asset value of that class in relation to the aggregate net asset value of the Fund. In certain cases, a service provider for a Multi-Class Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Multi-Class Fund. The Board of Trustees will monitor any such waivers or reimbursements to ensure that they do not generate inappropriate cross-subsidization between classes.

III. Class Arrangements.

The following summarizes the maximum initial sales charges, CDSCs, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to a particular class of shares of the Multi-Class Funds. Appendix A sets forth the actual sales charges, Rule 12b-1 fees and shareholder servicing fees of each class of shares of each Multi-Class Fund. Additional details and restrictions regarding such fees and services are set forth in the relevant Fund’s current Prospectus and Statement of Additional Information.

A. Class A Shares — Multi-Class Funds.

1.	Maximum Initial Sales Charge: Not to exceed 5.75% of the net asset value (“NAV”) at the time of purchase, as further specified in Appendix A.

2.	Contingent Deferred Sales Charge: Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a CDSC of 1.00% if they are redeemed within one year from the date of purchase. The CDSC will be calculated based upon the NAV at the time of purchase of the Class A shares being redeemed.

3.	Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.

4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.

5.	Conversion Features: None

6.	Exchange Privileges: As described in the current prospectus for each Fund.

B. Class B Shares — Multi-Class Funds.

1.	Maximum Initial Sales Charge: None

2.	Contingent Deferred Sales Charge: Class B shares that are redeemed within six years from the receipt of a purchase order affecting such shares are subject to a CDSC equal to the percentage indicated below of the dollar amount of the applicable NAV. For Class B shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of the NAV at the time of purchase of the Class B shares being redeemed or the NAV of such shares at the time of redemption. For Class B shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class B shares being redeemed. No CDSC is imposed on Class B shares purchased through reinvestment of dividends or capital gain distributions. No CDSC is imposed on annual redemptions totaling 10% or less of an investor’s holdings through the systematic withdrawal program.

Redemption Within:	1 Year	2 Years	3 Years	4 Years	5 Years	6 Years	7 Years
CDSC:	5.0%	4.0%	3.0%	3.0%	2.0%	1.0%	0.0%

3.	Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.75% of average daily net assets attributable to Class B shares, as further specified in Appendix A.

4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class B shares, as further specified in Appendix A.

5.	Conversion Features: Class B shares of a Multi-Class Fund that have been outstanding for seven years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund. Such conversion is on the basis of the relative NAVs of the two classes, without the imposition of any sales charge or other charge.

6.	Exchange Privileges: As described in the current prospectus for each Fund.

C. Class C Shares— Multi-Class Funds.

1.	Maximum Initial Sales Charge: None

2.	Contingent Deferred Sales Charge: Class C shares that are redeemed within one year of a receipt of a purchase order affecting such shares are subject to a CDSC of 1.00%. For Class C shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of NAV at the time of purchase of the Class C shares being redeemed or the NAV of such shares at the time of redemption. For Class C shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class C shares being redeemed. No CDSC is imposed on Class C shares purchased through reinvestment of dividends or capital gain distributions. No CDSC is imposed on annual redemptions totaling 10% or less of an investor’s holdings through the systematic withdrawal program.

3.	Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.75% of average daily net assets attributable to Class C shares, as further specified in Appendix A.

4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class C shares, as further specified in Appendix A.

5.	Conversion Features: None

6.	Exchange Privileges: As described in the current prospectus for each Fund.

D. Class D Shares — Multi-Class Funds.

1.	Maximum Initial Sales Charge: None

2.	Contingent Deferred Sales Charge: None

3.	Maximum Annual Rule 12b-1 Distribution Fee: None

4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class D shares, as further specified in Appendix A.

5.	Conversion Features: Class D Shares of the Wells Fargo C&B Large Cap Value Fund, Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund that C&B Portfolio shareholders receive in the reorganization of the C&B Portfolios into the Wells Fargo Funds expected to occur in the third quarter of 2004 will be converted to Institutional Class Shares or Select Class Shares of the same Wells Fargo C&B Fund if the shareholder elects to convert such Class D Shares.

The Conversion Feature will be applied as follows: i) only C&B Portfolio shareholders who qualify (e.g., are direct-to-fund shareholders of the C&B Portfolios, become Wells Fargo Fund shareholders in the reorganization and meet the minimum investment limits) for the Conversion Feature at the time of the reorganization will be able to convert their Class D shares; ii) all shareholders who qualify for the Conversion Feature and elect within a limited period of time to have their Class D shares converted will have their shares converted to the new share class shortly after the reorganization, and iii) the conversion will be completed as a tax-free exchange. Such conversion will occur on the basis of the relative NAVs of the two classes involved, without the imposition of any sales charge or other charge.

6.	Exchange Privileges: As described in the current prospectus for each Fund.

E. Class Z Shares – Multi-Class Funds.

1.	Maximum Initial Sales Charge: None

2.	Contingent Deferred Sales Charge: None

3.	Maximum Annual Rule 12b-1 Distribution Fee: None

4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class Z shares, as further specified in Appendix A.

5.	Conversion Features: None

6.	Exchange Privileges: As described in the current prospectus for each Fund.

F. Administrator Class Shares — Multi-Class Non-Money Market Funds.

1.	Maximum Initial Sales Charge: None

2.	Contingent Deferred Sales Charge: None

3.	Maximum Annual Rule 12b-1 Distribution Fee: None

4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.

5.	Conversion Features: None

6.	Exchange Privileges: As described in the current prospectus for each Fund.

G. Administrator Class – Multi-Class Money Market Funds.

1.	Maximum Initial Sales Charge: None

2.	Contingent Deferred Sales Charge: None

3.	Maximum Annual Rule 12b-1 Distribution Fee: None

4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.10% of the average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.

5.	Conversion Features: None

6.	Exchange Privileges: As described in the current prospectus for each Fund.

H. Service Class Shares — Multi-Class Funds.

1	Maximum Initial Sales Charge: None

2	Contingent Deferred Sales Charge: None

3	Maximum Annual Rule 12b-1 Distribution Fee: None

4	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of the average daily net assets attributable to Service Class shares, as further specified in Appendix A.

5	Conversion Features: None

6	Exchange Privileges: As described in the current prospectus for each Fund.

I. Institutional Class Shares — Multi-Class Funds.

1.	Maximum Initial Sales Charge: None

2.	Contingent Deferred Sales Charge: None

3.	Maximum Annual Rule 12b-1 Distribution Fee: None

4.	Maximum Annual Shareholder Servicing Fee: None

5.	Conversion Features: None

6.	Exchange Privileges: As described in the current prospectus for the Fund.

J. Advisor Class Shares – Multi-Class Funds.

1.	Maximum Initial Sales Charge: None

2.	Contingent Deferred Sales Charge: None

3.	Maximum Annual Rule 12b-1 Distribution Fee: None

4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Advisor Class shares, as further specified in Appendix A.

5.	Conversion Features: None

6.	Exchange Privileges: As described in the current prospectus for each Fund.

K. Investor Class Shares – Multi-Class Funds.

1.	Maximum Initial Sales Charge: None

2.	Contingent Deferred Sales Charge: None

3.	Maximum Annual Rule 12b-1 Distribution Fee: None

4.	Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Investor Class shares, as further specified in Appendix A.

5.	Conversion Features: None

6.	Exchange Privileges: As described in the current prospectus for each Fund.

IV.	Board Review.

The Board of Trustees of the Trust shall review the Plan as it deems necessary. Prior to any material amendment(s) to the Plan with respect to any Multi-Class Fund’s shares, the Trust’s Board of Trustees, including a majority of the Trustees that are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interest of each class of shares of the Fund individually and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

Adopted: March 26, 1999

Most recently amended: November 2, 2004

APPENDIX A

Funds Trust Multi Class Funds and Share Classes**		Maximum Initial Sales Charge	Maximum CDSC	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee***
1.	Asset Allocation Fund Class A Class B Class C Administrator Class	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

2.	California Limited Term Tax-Free Fund[1] Class A Class C Administrator Class	3.00 None None	0.50 1.00 None	None 0.75 None	0.25 0.25 0.25

3.	California Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

4.	California Tax-Free Money Market Fund Class A Service Class	None None	None None	None None	0.25 0.25

5.	Capital Growth Fund* Administrator Class Investor Class Institutional Class	None None None	None None None	None None None	0.25 0.25 None

6.	Cash Investment Money Market Fund Administrator Class Institutional Class Service Class	None None None	None None None	None None None	0.10 None 0.25

7.	Colorado Tax-Free Fund Class A Class B Administrator Class	4.50 None None	1.00^ 5.00 None	None 0.75 None	0.25 0.25 0.25

8.	Common Stock Fund* Class A Class B Class C Class Z	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

9.	Corporate Bond Fund* Advisor Class Investor Class Institutional Class	None None None	None None None	None None None	0.25 0.25 None

[1]	On February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the California Limited Term Tax-Free Fund will be renamed the California Limited-Term Tax-Free Fund.

Funds Trust Multi Class Funds and Share Classes**		Maximum Initial Sales Charge	Maximum CDSC	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee***
10.	C&B Large Cap Value Fund Class A Class B Class C Class D Administrator Class[2] Institutional Class	5.75 None None None None None	1.00^ 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 0.25 None

11.	C&B Mid Cap Value Fund Class A Class B Class C Class D Administrator Class[2] Institutional Class	5.75 None None None None None	1.00^ 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 0.25 None

12.	C&B Tax-Managed Value Fund Class A Class B Class C Class D Administrator Class	5.75 None None None None	1.00^ 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 0.25

13.	Discovery Fund* Administrator Class Investor Class	None None	None None	None None	0.25 0.25

14.	Diversified Equity Fund Class A Class B Class C Administrator Class	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

15.	Dividend Income Fund* Administrator Class Investor Class	None None	None None	None None	0.25 0.25

16.	Endeavor Large Cap Fund* Class A Class B Class C	5.75 None None	1.00^ 5.00 1.00	None 0.75 0.75	0.25 0.25 0.25

17.	Endeavor Select Fund* Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	1.00^ 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None

18.	Enterprise Fund* Advisor Class Administrator Class Institutional Class Investor Class	None None None None	None None None None	None None None None	0.25 0.25 None 0.25

[2]	Prior to April 11, 2005, a 0.10% shareholder servicing fee is imposed on this share class.

Funds Trust Multi Class Funds and Share Classes**		Maximum Initial Sales Charge	Maximum CDSC	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee***
19.	Equity Income Fund Class A Class B Class C Administrator Class	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

20.	Equity Index Fund Class A Class B	5.75 None	1.00^ 5.00	None 0.75	0.25 0.25

21.	Equity Value Fund[3] (currently named the Large Cap Value Fund) Class A Class B Class C Administrator Class	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

22.	Government Money Market Fund Administrator Class Class A Institutional Class Service Class	None None None None	None None None None	None None None None	0.10 0.25 None 0.25

23.	Government Securities Fund* Class C Advisor Class Administrator Class Investor Class Institutional Class	None None None None None	1.00 None None None None	0.75 None None None None	0.25 0.25 0.25 0.25 None

24.	Growth Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

25.	Growth Equity Fund Class A Class B Class C Administrator Class Institutional Class*	5.75 None None None None	1.00^ 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None

26.	Growth and Income Fund* Advisor Class Administrator Class Investor Class Institutional Class	None None None None	None None None None	None None None None	0.25 0.25 0.25 None

27.	Growth Fund* Class C Advisor Class Administrator Class Investor Class Institutional Class	None None None None None	1.00 None None None None	0.75 None None None None	0.25 0.25 0.25 0.25 None

[3]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Large Cap Value Fund will be renamed the Equity Value Fund.

Funds Trust Multi Class Funds and Share Classes**		Maximum Initial Sales Charge	Maximum CDSC	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee***
28.	Growth Fund[4] Class A Class B	5.75 None	1.00^ 5.00	None 0.75	0.25 0.25

29.	Heritage Money Market Fund* Institutional Class Administrator Class	None None	None None	None None	None 0.10

30.	High Yield Bond Fund Class A Class B Class C	4.50 None None	1.00^ 5.00 1.00	None 0.75 0.75	0.25 0.25 0.25

31.	High Income Fund Advisor Class Investor Class Institutional Class	None None None	None None None	None None None	0.25 0.25 None

32.	Income Fund[5] Class A Class B	4.50 None	1.00^ 5.00	None 0.75	0.25 0.25

33.	Income Plus Fund Class A Class B Class C	4.50 None None	1.00^ 5.00 1.00	None 0.75 0.75	0.25 0.25 0.25

34.	Index Allocation Fund[6] Class A Class B	4.50 None	1.00^ 5.00	None 0.75	0.25 0.25

35.	Index Fund* Administrator Class Investor Class*	None None	None None	None None	0.25 0.25

36.	Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	4.50 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

37.	Intermediate Government Income Fund Class A Class B Class C Administrator Class	4.50 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

[4]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Growth Fund will merge into the Large Company Growth Fund.
[5]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Income Fund will merge into the Montgomery Total Return Bond Fund.
[6]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Index Allocation Fund will merge into the Asset Allocation Fund.

Funds Trust Multi Class Funds and Share Classes**		Maximum Initial Sales Charge	Maximum CDSC	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee***
38.	International Core Fund* Class A Class B Class C Administrator Class	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

39.	International Equity Fund Class A Class B Class C Administrator Class	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

40.	International Value Fund[7] (currently named the Overseas Fund) Class A Class B* Class C* Administrator Class*	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

41.	Large Cap Appreciation Fund Class A Class B Class C Administrator Class	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

42.	Large Company Core Fund* Class A Class B Class C Class Z Administrator Class	5.75 None None None None	1.00^ 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 0.25

43.	Large Company Growth Fund Class A Class B Class C Class Z* Administrator Class Institutional Class	5.75 None None None None None	1.00^ 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 0.25 None

44.	Limited Term Government Income Fund[8] Class A Class B	5.75 None	1.00^ 5.00	None 0.75	0.25 0.25

45.	Mid Cap Disciplined Fund* Administrator Class Institutional Class Investor Class	None None None	None None None	None None None	0.25 None 0.25

[7]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Overseas Fund will be renamed the International Value Fund.
[8]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Limited Term Government Income Fund will merge into the Montgomery Short Duration Government Bond Fund.

Funds Trust Multi Class Funds and Share Classes**		Maximum Initial Sales Charge	Maximum CDSC	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee***
46.	Minnesota Tax-Free Fund Class A Class B Class C* Administrator Class Class Z*	4.50 None None None None	1.00^ 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 0.25

47.	Moderate Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

48.	Money Market Fund Class A Class B Investor Class*	None None None	None 5.00 None	None 0.75 None	0.25 0.25 0.25

49.	Montgomery Emerging Markets Focus Fund[9] Class A Class B Class C Administrator Class	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

50.	Montgomery Mid Cap Growth Fund[10] Class A Class B Class C Class Z*	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

[9]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Emerging Markets Focus Fund will be renamed the Emerging Markets Focus Fund.
[10]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Mid Cap Growth Fund will be renamed the Mid Cap Growth Fund.

Funds Trust Multi Class Funds and Share Classes**		Maximum Initial Sales Charge	Maximum CDSC	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee***
51.	Montgomery Short Duration Government Bond Fund[11] Class A Class B Class C Administrator Class Institutional Class*	3.00 None None None None	0.50^ 3.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None

52.	Montgomery Small Cap Fund[12] Class A Class B Class C Administrator Class Class Z* Institutional Class*	5.75 None None None None None	1.00^ 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 0.25 None

53.	Montgomery Total Return Bond Fund[13] Class A Class B Class C Administrator Class Class Z* Institutional Class	4.50 None None None None None	1.00^ 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 0.25 None

54.	Municipal Bond Fund* Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	1.00^ 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25

[11]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Short Duration Government Bond Fund will be renamed the Short Duration Government Bond Fund.
[12]	On November 2, 2004 and February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Small Cap Fund will be renamed the Small Cap Growth Fund.
[13]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Total Return Bond Fund will be renamed the Total Return Bond Fund.

Funds Trust Multi Class Funds and Share Classes**		Maximum Initial Sales Charge	Maximum CDSC	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee***
55.	National Limited Term Tax-Free Fund[14] Class A Class B Class C Administrator Class	3.00 None None None	0.50^ 3.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

56.	National Tax-Free Fund Class A Class B Class C Administrator Class	4.50 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

57.	National Tax-Free Money Market Fund Class A Institutional Class Administrator Class* Service Class	None None None None	None None None None	None None None None	0.25 None 0.10 0.25

58.	Opportunity Fund* Advisor Class Administrator Class Investor Class	None None None	None None None	None None None	0.25 0.25 0.25

59.	Outlook Today Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	1.00^ 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None

60.	Outlook 2010 Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	1.00^ 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None

61.	Outlook 2020 Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	1.00^ 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None

[14]	On February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the National Limited Term Tax-Free Fund will be renamed the National Limited-Term Tax-Free Fund.

Funds Trust Multi Class Funds and Share Classes**		Maximum Initial Sales Charge	Maximum CDSC	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee***
62.	Outlook 2030 Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	1.00^ 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None

63.	Outlook 2040 Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	1.00^ 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None

64.	Overseas Fund* Investor Class Institutional Class	None None	None None	None None	0.25 None

65.	Prime Investment Money Market Fund Institutional Class Service Class	None None	None None	None None	None 0.25

66.	Short-Term Bond Fund* Advisor Class Investor Class Institutional Class	None None None	None None None	None None None	0.25 0.25 None

67.	Short-Term High Yield Bond Fund* Advisor Class Investor Class	None None	None None	None None	0.25 0.25

68.	Short-Term Municipal Bond Fund* Class C Investor Class	None None	1.00 None	0.75 None	0.25 0.25

69.	SIFE Specialized Financial Services Fund[15] Class A Class B Class C	5.75 None None	1.00^ 5.00 1.00	None 0.75 0.75	0.25 0.25 0.25

70.	Small Cap Disciplined Fund* Administrator Class Institutional Class Investor Class	None None None	None None None	None None None	0.25 None 0.25

[15]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the SIFE Specialized Financial Services Fund will be renamed the Specialized Financial Services Fund.

Funds Trust Multi Class Funds and Share Classes**		Maximum Initial Sales Charge	Maximum CDSC	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee***
71.	Small Cap Growth[16] Class A Class B Class C	5.75 None None	1.00^ 5.00 1.00	None 0.75 0.75	0.25 0.25 0.25

72.	Small Cap Value Fund* Class A Class B Class C Class Z	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

73.	Small Company Growth Fund Class A Class B Class C Administrator Class	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

74.	Small Company Value Fund Class A Class B Class C Administrator Class	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

75.	Small/Mid Cap Value Fund* Administrator Class Investor Class	None None	None None	None None	0.25 0.25

76.	Specialized Health Sciences Fund Class A Class B Class C	5.75 None None	1.00^ 5.00 1.00	None 0.75 0.75	0.25 0.25 0.25

77.	Specialized Technology Fund Class A Class B Class C Class Z*	5.75 None None None	1.00^ 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

78.	Stable Income Fund Class A Class B Class C Administrator Class	2.00 None None None	0.50^ 1.50 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

79.	Strategic Income Fund* Class A Class B Class C	4.50 None None	1.00^ 5.00 1.00	None 0.75 0.75	0.25 0.25 0.25

80.	Treasury Plus Money Market Fund Class A Institutional Class Service Class	None None None	None None None	None None None	0.25 None 0.25

[16]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Small Cap Growth Fund will merge into the Montgomery Small Cap Fund.

Funds Trust Multi Class Funds and Share Classes**		Maximum Initial Sales Charge	Maximum CDSC	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee***
81.	Ultra-Short Duration Bond Fund* Class A Class B Class C Class Z	2.00 None None None	0.50^ 1.50 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25

82.	Ultra Short-Term Income Fund* Administrator Class Advisor Class Investor Class Institutional Class	None None None None	None None None None	None None None None	0.25 0.25 0.25 None

83.	Ultra Short-Term Municipal* Income Fund Advisor Class Investor Class Institutional Class	None None None	None None None	None None None	0.25 0.25 None

84.	U.S. Value Fund* Class A Class B Class C Class Z Administrator Class	5.75 None None None None	1.00^ 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 0.25

85.	Wisconsin Tax-Free Fund* Class C Investor Class	None None	1.00 None	0.75 None	0.25 0.25

86.	100% Treasury Money Market Fund Class A Service Class	None None	None None	None None	0.25 0.25

^	Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Montgomery Short Duration Government Bond Fund, National Limited Term Tax-Free Fund, Short Duration Bond Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund’s approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.
*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class.
***	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.

Most Recent annual agreement approval by the Board of Trustees: May 18, 2004

Appendix A most recently amended: February 8, 2005

APPENDIX B

Multi-Class Funds and Classes*	Class-Level Administration Fee
Non-Money Market Funds
Class A, Class B, Class C, Class D and Advisor Class	0.28%
Administrator Class	0.10%
Institutional Class	0.08%
Class Z and Investor Class	0.45%

Money Market Funds
Class A, Class B, Class C	0.22%
Service Class	0.12%
Administrator Class	0.10%
Institutional Class	0.08%
Class Z and Investor Class	0.39%

*	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, the class-level administration fee for the Institutional Class is 0.20% and the class-level administration fee for the Select Class is 0.10%.

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